SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent events	SUBSEQUENT EVENTS
In January 2024, the Company received notice that the charterer of Flex Constellation, an international trading house, did not utilize its extension option. Flex Constellation was fixed on a three-year time charter from the second quarter of 2021, where the charterer had options to extend the period by up to three years. As a result, the Company expects to take re-delivery of the vessel in 2024.

In January and February 2024, the charterer of Flex Resolute and Flex Courageous, a supermajor, exercised its first extension options, extending the firm period of each charter by an additional two years. Both vessels, were fixed on a three-year time charter, where the charterer had options to extend the period by up to four additional years in two year periods. Following the option declarations, the firm periods are now scheduled to end in the first quarter of 2027. The charterer will have one final option to extend each time charter by an additional two years.

On February 6, 2024, the Company’s Board of Directors declared a cash dividend for the fourth quarter of 2023 of $0.75 per share. This dividend will be paid on or around March 5, 2024, to shareholders on record as of February 23, 2024. The ex-dividend date was February 22, 2023.

All declarations of dividends are subject to the determination and discretion of the Company’s Board of Directors based on its consideration of various factors, including the Company’s results of operations, financial condition, level of indebtedness, anticipated capital requirements, contractual restrictions, restrictions in its debt agreements, restrictions under applicable law, its business prospects and other factors that the Board of Directors may deem relevant.